Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), Michael J. Borman, President and Chief Executive Officer (Principal Executive Officer) of Blue Coat Systems, Inc. (the “Company”), and Gordon C. Brooks, Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, each hereby certifies that, to the best of his knowledge:

1. Our Quarterly Report on Form 10-Q for the quarter ended October 31, 2010, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 29, 2010

/s/ Michael J. Borman	/s/ Gordon C. Brooks
Michael J. Borman President and Chief Executive Officer (Principal Executive Officer)	Gordon C. Brooks Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)